UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2018

Ares Commercial Real Estate Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further reported in Item 5.07 below, on June 11, 2018, Ares Commercial Real Estate Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Ares Commercial Real Estate Corporation Amended and Restated 2012 Equity Incentive Plan (the “Amended and Restated Plan”).

Among the changes to the Amended and Restated Plan were: (i) an increase of the number of shares of common stock available for future issuance under the Amended and Restated Plan by 700,000 shares, (ii) the addition of new aggregate limits on awards that may be granted under the Amended and Restated Plan to outside directors for their service as directors and (iii) the addition of certain repricing prohibitions on actions of the compensation committee of the board of directors of the Company without prior stockholder approval.

The material terms of the Amended and Restated Plan were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 27, 2018. The description of the Amended and Restated Plan in the definitive proxy statement is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2018, the Company held its Annual Meeting. A quorum was present at the Annual Meeting and the Company’s stockholders: (i) elected the three Class III directors named below, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and (iii) approved the Company’s Amended and Restated Plan. The final voting results from the Annual Meeting were as follows:

(1) A proposal to elect three Class III directors to serve until the Company’s 2021 annual meeting of stockholders, and until their successors have been duly elected and qualify.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Rand S. April	14,296,163	5,278,467	6,594,991
Michael J Arougheti	18,428,930	1,145,700	6,594,991
James E. Skinner	19,321,849	252,781	6,594,991

(2) A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED
26,004,156	68,251	97,214

(3) A proposal to approve the Company’s Amended and Restated Plan.

VOTES FOR	VOTES WITHHELD	VOTES ABSTAINED	BROKER NON-VOTES
18,884,720	611,988	77,922	6,594,991

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 14, 2018

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary